-------------------------------------------------------
COLONIAL NORTH CAROLINA TAX-EXEMPT FUND   Annual report
-------------------------------------------------------

January 31, 1999

                               [GRAPHIC OMITTED]

---------------------------
Not FDIC  May Lose Value
Insured   No Bank Guarantee
---------------------------

--------------------------------------------------------------------------------
               COLONIAL NORTH CAROLINA TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1998 - JANUARY 31, 1999

Portfolio Manager Commentary: "Interest rate volatility, low nominal interest rates and a near-record level of supply created challenging conditions for tax-exempt investors. Despite these hurdles, the Fund was well positioned. We took advantage of declining interest rates and continued economic growth in North Carolina, generating attractive performance relative to the Fund's Lipper peer group."(1)
                                                               -- Brian Hartford

               Colonial North Carolina Tax-Exempt Fund Performance
--------------------------------------------------------------------------------
                                                 Class A     Class B    Class C

Inception dates                                   9/1/93     9/1/93     8/1/97
--------------------------------------------------------------------------------
12-month distributions declared per share(2)      $0.356     $0.299     $0.321
--------------------------------------------------------------------------------
SEC yields on 1/31/99(3)                           3.77%      3.20%      3.48%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields(4)                   6.77%      5.74%      6.25%
--------------------------------------------------------------------------------
12-month total returns, assuming reinvestment      6.98%      6.17%      6.49%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)(5)
--------------------------------------------------------------------------------
Net asset value per share on 1/31/99              $7.60      $7.60      $7.60
--------------------------------------------------------------------------------

Quality Breakdown(6) (as of 1/31/99)
---------------------------------------
AAA...............................42.1%
AA................................33.7%
A ................................18.6%
BBB................................0.7%
Nonrated...........................1.7%
Short-Term Obligations.............3.2%

Top Five Sectors(6)  (as of 1/31/99)
---------------------------------------
Local Appropriated................20.0%
Refunded/Escrowed.................14.6%
Hospitals.........................10.6%
Education..........................9.5%
Multi-Family Housing...............7.5%

(1)   See complete Lipper rankings on page 3.

(2) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income and will be taxable when distributed.

(3) The 30-day SEC yields on January 31, 1999, reflect the portfolio's earning power, net of expenses, and are expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.24% for Class C shares.

(4) Taxable-equivalent SEC yields are based on the combined maximum effective 44.3% federal and North Carolina state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.

(5) Performance results reflect any voluntary waiver of Fund expenses by the Advisor or its affiliates. Absent this waiver, performance results would have been lower.

(6) Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for Colonial North Carolina Tax-Exempt Fund for the 12 months ended January 31, 1999.

The past 12 months were generally positive for bonds, although conditions varied considerably as domestic and international events affected all sectors of the bond market. Despite some economic uncertainty early in the year, the economy continued to grow and inflation remained low, creating a positive climate for bonds.

                                                                         [PHOTO]

International events played a role in the strong U.S. bond market.
The economic turmoil in Asia that began in 1997 gradually spread to other less-developed markets, most notably Russia and Latin America. During pockets of increased volatility, investors around the world sought the relative quality and stability of U.S. Treasury bonds. Although demand for safety made Treasurys the bond market's biggest winner, municipal bonds also benefited.

Colonial's disciplined bond fund management style and long-term investment orientation served shareholders well during this volatile period, helping the Fund outperform the majority of its peers over the past 12 months.(1) For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial North Carolina Tax-Exempt Fund may provide an attractive option.

The Portfolio Manager Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial North Carolina Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.


Respectfully,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
March 11, 1999

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper North Carolina Tax-Exempt Municipal Fund universe. The Fund (Class A shares) ranked in the first quartile for one year (1 out of 40 funds), in the first quartile for three years (4 out of 36 funds) and in the first quartile for five years (3 out of 25 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance does not guarantee future results.

Because economic and market conditions change frequently, there can be no assurance that the trends discussed above or on the following pages will continue.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PORTFOLIO MANAGER REPORT

Brian Hartford is portfolio manager of Colonial North Carolina Tax-Exempt Fund. Mr. Hartford is a senior vice president of Colonial Management Associates, Inc. and is the quantitative risk manager for Colonial's tax-exempt investments.

Tax-exempt market generated modest gains

The period began on a positive note, with the U.S. economy strong and no clear signs of inflation. Throughout the year a series of international crises were manifested domestically, affecting both stock and bond prices. Instability in Asia, Russia and Latin America contributed to an increase in the U.S. trade deficit and concerns about corporate profitability. This fall, the Federal Reserve Board lowered short-term interest rates three times in an effort to renew investor confidence. Sentiment about how these events might impact the U.S. economy in the long run shifted throughout the period, taking fixed-income investors on a roller coaster ride through much of the year. Overall, bond prices rose during the period.

Like the broader bond market, municipal bond prices were affected by global events and interest rate volatility. In addition, the tax-exempt market experienced a near-record level of issuance in 1998, as issuers took advantage of lower interest rates to refinance existing debt and to finance new projects. At times, the market found it difficult to absorb this supply. Despite this challenging environment, municipal bond prices rose 1.57% during the year as measured by the Bond Buyer 40 Index, a widely used measure of municipal market performance.

Fund's performance reflects investment strategy

For the 12-month period, the Fund generated a total return of 6.98% for Class A shares, based on net asset value. This compares favorably with the performance of the Fund's Lipper competitive peer group, which averaged 5.67% for the same time period. We attribute this performance to the Fund's investment strategy.

Our forecast for modest economic growth and low inflation led us to believe that interest rates would decline. Since bond prices tend to rise when interest rates fall, we emphasized bonds with a higher sensitivity to interest rate changes for most of the year. These included noncallable bonds, which cannot be refinanced at a lower rate of interest prior to maturity. The longer life span of these bonds increases their sensitivity to changes in interest rates, often producing attractive price gains when interest rates decline.

In the final months of the year our analysis suggested that the market was overvalued. In response, we reduced the Fund's sensitivity to interest rate changes by shortening its duration. We will continue to actively manage the Fund's positioning in an effort to add value for our investors.


--------------------------------------------------------------------------------

North Carolina's economy rolled on

North Carolina was a prime beneficiary of strong national and regional economies during 1998. The state generated the seventh straight year of healthy economic gains as employment, income and gross state product all increased. Financial reserves increased as well, cushioning the state from potential economic setbacks. The state continued to profit from population inflows and corporate relocations as individuals and businesses are attracted by the temperate climate and relatively low cost of living and doing business. North Carolina has graduated from a regional business center to one with national presence, particularly in the banking industry. However, North Carolina's ability to maintain such rapid growth in the future may be restrained by tight labor markets, consolidation in the banking industry and weak global economies. Therefore, many of the portfolio's holdings represent revenue-backed, essential-service bonds, such as utilities. Even during economic slowdowns, demand for water and electricity tend to generate sufficient revenues to meet issuers' debt repayment schedules. For example, we have invested in Asheville Water & Sewer and in North Carolina State Municipal Power Agency No. 1 (1.57% and 4.02% of total net assets, respectively). Both of these utility providers are financially strong and operate in attractive service areas with a good blend of residential and commercial customers.

Positive outlook for municipal market conditions

Looking ahead, inflation should remain low, as we expect productivity gains and a worldwide surplus in manufacturing capacity to limit the potential for substantial price increases. In the municipal market, we expect positive supply and demand dynamics. We doubt total issuance will match 1998's near-record supply of $280 billion, partially because refinancing volume should slow down as many issuers have already refinanced. Overall, lower supply combined with generally positive expectations for the economic environment should have a positive impact on municipal bond prices. However, as we end the eighth consecutive year of economic expansion in the U.S., we will watch for events and trends that could change our expectations and possibly lead us to alter our investment strategy.


--------------------------------------------------------------------------------

      Colonial North Carolina Tax-Exempt Fund's Investment Performance vs.
                    the Lehman Brothers Municipal Bond Index
                     Growth of $10,000 from 9/1/93 - 1/31/99

                                 Class A Shares
                              Based on NAV and POP

 [The following information was represented by a mountain graph in the printed materials.]

AS OF DATE                                NAV             POP             Lehman
----------                                ---             ---             ------

Sep 30, 93                               10070            9592            10114
Oct 31, 93                               10061            9583            10133
Nov 30, 93                                9957            9484            10044
Dec 31, 93                               10164            9681            10256
Jan 31, 94                               10222            9736            10373
Feb 28, 94                                9900            9430            10105
Mar 31, 94                                9315            8872             9693
Apr 30, 94                                9415            8968             9775
May 31, 94                                9529            9076             9860
Jun 30, 94                                9477            9027             9800
Jul 31, 94                                9621            9164             9979
Aug 31, 94                                9667            9208            10014
Sep 30, 94                                9502            9051             9867
Oct 31, 94                                9253            8814             9692
Nov 30, 94                                9029            8600             9516
Dec 31, 94                                9305            8863             9726
Jan 31, 95                                9654            9195            10004
Feb 28, 95                                9991            9516            10295
Mar 31, 95                               10111            9631            10413
Apr 30, 95                               10130            9649            10426
May 31, 95                               10397            9903            10758
Jun 30, 95                               10208            9723            10664
Jul 31, 95                               10287            9798            10765
Aug 31, 95                               10377            9884            10902
Sep 30, 95                               10468            9971            10971
Oct 31, 95                               10665           10158            11130
Nov 30, 95                               10892           10375            11315
Dec 31, 95                               11030           10506            11424
Jan 31, 96                               11093           10566            11510
Feb 29, 96                               10973           10451            11432
Mar 31, 96                               10822           10308            11286
Apr 30, 96                               10794           10281            11254
May 31, 96                               10827           10313            11250
Jun 30, 96                               10924           10405            11372
Jul 31, 96                               11019           10496            11475
Aug 31, 96                               11037           10513            11473
Sep 30, 96                               11197           10665            11633
Oct 31, 96                               11309           10772            11765
Nov 30, 96                               11518           10971            11980
Dec 31, 96                               11440           10896            11929
Jan 31, 97                               11457           10913            11952
Feb 28, 97                               11571           11022            12062
Mar 31, 97                               11428           10885            11901
Apr 30, 97                               11510           10964            12001
May 31, 97                               11675           11120            12181
Jun 30, 97                               11791           11231            12311
Jul 31, 97                               12121           11546            12652
Aug 31, 97                               12024           11453            12533
Sep 30, 97                               12158           11581            12682
Oct 31, 97                               12226           11646            12764
Nov 30, 97                               12328           11743            12839
Dec 31, 97                               12532           11936            13026
Jan 31, 98                               12614           12015            13160
Feb 28, 98                               12596           11998            13164
Mar 31, 98                               12611           12012            13176
Apr 30, 98                               12541           11945            13117
May 31, 98                               12762           12156            13324
Jun 30, 98                               12812           12203            13377
Jul 31, 98                               12845           12235            13410
Aug 31, 98                               12947           12332            13617
Sep 30, 98                               13171           12545            13787
Oct 31, 98                               13292           12660            13787
Nov 30, 98                               13273           12642            13835
Dec 31, 98                               13375           12740            13870
Jan 31, 99                               13495           12854            14035

                  Growth of a $10,000 investment made on 9/1/93
                                  As of 1/31/99
--------------------------------------------------------------------------------
         Class A                    Class B                    Class C
      NAV        POP           NAV         w/CDSC           NAV      w/CDSC
--------------------------------------------------------------------------------
    $13,495    $12,854       $12,958      $12,858         $12,999    $12,999

                          Average Annual Total Returns
                                  As of 1/31/99
--------------------------------------------------------------------------------
                        Class A              Class B            Class C
Inception               9/1/93               9/1/93             8/1/97
                     NAV       POP       NAV      w/CDSC       NAV     w/CDSC
--------------------------------------------------------------------------------
1 year               6.98%     1.90%     6.17%     1.17%       6.49%    5.49%
--------------------------------------------------------------------------------
5 years              5.71      4.69      4.92      4.59        4.99     4.99
--------------------------------------------------------------------------------
Life                 5.68      4.74      4.89      4.75        4.96     4.96
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for one year, 2% for five years and 1% for life for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing Fund class) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., rule 12b-1 fees) between Class B shares and Class C shares.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1999 (IN THOUSANDS)

MUNICIPAL BONDS - 95.4%                                     PAR        VALUE
--------------------------------------------------------------------------------
 EDUCATION - 12.4%
 Education - 9.3%
 East Carolina University,
  Series 1994,
                               6.200%  11/01/15         $   475     $    525

 State Educational Facilities Authority,
  Wake Forest University,
  Series 1998,
                               5.000%  11/01/17             250          254

 State Educational Facilities Finance
  Agency,
  Duke University, Series C,
                               6.750%  10/01/21           1,235        1,350

 NC University Board Government,
                               5.250%  10/01/13           1,000        1,069
                                                                  ----------
                                                                       3,198
                                                                  ----------
 Student Loan - 3.1%
 State Education Assistance Authority,
  Series 1996 C,
                               6.350%  07/01/16           1,000        1,076
                                                                  ----------
 ................................................................................
 HEALTHCARE - 10.5%
 Hospitals
 Charlotte-Mecklenburg Hospital,
 Carolinas Healthcare Systems:
  Series A:
                               5.000%  01/15/17             750          756
                               6.250%  01/01/20             640          689
  Series 1996 A,
                               5.750%  01/15/21             250          269

 Gaston Health Care,
                               5.000%  02/15/19           1,000          979

 State Medical Care Commission:
  Annie Penn Memorial Hospital,
  Series 1998,
                               5.375%  01/01/22             250          246

  Wilson Memorial Hospital,
  Series 1997,
                               (a)     11/01/22           1,380          661
                                                                  ----------
                                                                       3,600
                                                                  ----------

                         Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                     PAR        VALUE
--------------------------------------------------------------------------------
 HOUSING - 12.1%
 Multi-Family - 7.4%
 Eastern Carolina Regional Housing
  Authority, New River Apartments
  Jacksonville, Series 1998,
                               8.250%  09/01/14        $    245     $    265

 North Wilkesboro Housing
  Development Corp.,
  Series 1995 A,
                               6.350%  10/01/22             745          802

 State Housing Finance Agency,
  Series F,
                               6.600%  07/01/17           1,340        1,458
                                                                  ----------
                                                                       2,525
                                                                  ----------
 Single Family - 4.7%
 State Housing Finance Agency:
  Series W,
                               6.450%  09/01/14             485          521
  Series KK,
                               5.500%  03/01/09             305          324
  Series 1998,
                               5.250%  03/01/17             750          757
                                                                  ----------
                                                                       1,602
                                                                  ----------
 ................................................................................
 OTHER - 14.4%
 Refunded/Escrowed (b)
 Cumberland County,
  Civic Center Project,
  Series 1995 A,
                               6.400%   12/01/24(c)       1,000        1,159

 Eastern Municipal Power Agency,
  Series 1991 A,
                               6.500%   01/01/18          1,500        1,823

 Lincoln County,
  Lincoln County Hospital,
                               9.000%   05/01/07            255          310

 State Municipal Power Agency,
  Catawba No. 1,
  Series 1990,
                               5.500%   01/01/13          1,000        1,108

 Wake County,
  Series 1993,
                               5.125%   10/01/13            500          535
                                                                  ----------
                                                                       4,935
                                                                  ----------

                         Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
 TAX-BACKED - 31.7%
 Local Appropriated - 19.7%
 Chapel Hill,
  Parking Facilities,
  Series 1994,
                               6.450%  12/01/23        $    500     $    554

 Charlotte:
  Charlotte-Mecklenburg Law Project,
  Series 1993 B,
                               5.375%  06/01/13             700          738

  Cityfair Parking Facility,
  Series 1994 A,
                               6.125%  06/01/10             430          478

 Cumberland County,
  Civic Center Project,
  Series 1998,
                               5.000%  12/01/18           1,000        1,012

 Durham County:
  Hospital & Office Facilities:
  Series 1994,
                               6.000%  05/01/14           1,000        1,129
  Series 1997,
                               5.000%  05/01/14             500          518

 Harnett County,
  Harnett County Projects,
  Series 1994,
                               6.400%  12/01/14             250          283

 Randolph County,
  Randolph County Project,
  Series 1995,
                               5.300%  06/01/15             500          523

 Rowan County,
  Justice Center Project,
  Series 1992,
                               6.250%  12/01/07             500          563
 Sampson Area,
                               4.750%  06/01/19(d)        1,000          977
                                                                  ----------
                                                                       6,775
                                                                  ----------
 Local General Obligations - 2.9%
 Mecklenburg County,
  Series 1998 B,
                               4.500%  02/01/16           1,000          984
                                                                  ----------
 Special Non-Property Tax - 1.5%
 State Centennial Authority,
  Arena Project,
                               5.000%  09/01/10             500          531
                                                                  ----------

                         Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                     PAR        VALUE
--------------------------------------------------------------------------------
 TAX-BACKED - CONT.
 State Appropriated - 0.6%
 PR Commonwealth of Puerto Rico,
  Public Buildings Authority,
  Series 1993 M,
                               5.700%  07/01/16        $    200     $    212
                                                                  ----------
 State General Obligations - 7.0%
 PR Commonwealth of Puerto Rico,
  Aqueduct & Sewer Authority:
  Series 1995,
                               6.250%  07/01/12           1,000        1,185
  Series 1996,
                               6.500%  07/01/14           1,000        1,211
                                                                  ----------
                                                                       2,396
                                                                  ----------
 ................................................................................
 UTILITY - 14.3%
 Investor Owned - 3.1%
 Wake County Industrial Facilities &
  Pollution Control Financing Authority,
  Carolina Power & Light Co., Series 1983,
                               6.900%  04/01/09           1,010        1,067
                                                                  ----------
 Joint Power Authority - 6.6%
 Eastern Municipal  Power Agency:
                               5.700%  01/01/16             300          325
  Series 1996 A,
                               6.000%  01/01/22             500          574

 State Municipal Power Agency,
  Catawba Electric No. 1,
  Series 1998 A,
                               5.500%  01/01/15           1,250        1,379
                                                                  ----------
                                                                       2,278
                                                                  ----------
 Municipal Electric - 3.0%
 University of North Carolina at
  Chapel Hill,
                               (a)     08/01/13(c)        2,000        1,027
                                                                  ----------
 Water & Sewer - 1.6%
 Asheville,
  Series 1996,
                               5.625%  08/01/16(c)          500          540
                                                                  ----------
 TOTAL MUNICIPAL BONDS  (cost of $30,581)(e)                          32,745
                                                                  ----------

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 3.2%
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
 CA Irvine Improvement Bond Act of 1915,
  Series 1997,
                               3.000%  09/02/22        $    188     $    188

 CA Irvine Ranch Water District,
                               3.000%  01/01/21             100          100

 CA State Health Facilities Financing
  Authority, Sutter Health, Series A,
                               3.000%  03/01/20             100          100

 LA State Offshore Terminal Authority,
  Loop, Inc.,
                               3.150%  09/01/06             100          100

 MS Perry County,
  Leaf River Forest Project,
                               3.150%  03/01/02             300          300

 NY New York City:
                               3.300%  10/01/20             200          200

  General Obligation, Series B,
                               3.300%  10/01/22             100          100
                                                                  ----------
 TOTAL SHORT-TERM OBLIGATIONS                                          1,088
                                                                  ----------
OTHER ASSETS & LIABILITIES, NET - 1.4%                                   485
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                   $ 34,318
                                                                  ==========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Zero coupon bond.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(c) These securities, or a portion thereof, with a total market value of $2,476, are being used to collateralize the delayed delivery purchase indicated in note (d) below and open futures contracts.

(d) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement date.

(e)   Cost for federal income tax purposes is the same.

(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. This security is payable on demand and is secured by either letters of credit or other credit support agreements from banks. The rate listed is as of January 31, 1999.

Futures contracts open at January 31, 1999:                       Unrealized
                      Par value                                  appreciation
                     covered by                   Expiration    (depreciation)
     Type             contracts                      month       at 01/31/99
 ----------------------------------------------------------------------------
 Treasury Bond         $ 300                         March           $    (2)
 Municipal Bond          600                         March                18
                                                                  ----------
                                                                     $    16
                                                                  ==========

 See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1999

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $30,581)                               $ 32,745
Short-term obligations                                               1,088
                                                              ------------
                                                                    33,833
Receivable for:
  Investments sold                                 $ 1,086
  Interest                                             354
  Fund shares sold                                      10
Other                                                   71           1,521
                                               -----------    ------------
    Total Assets                                                    35,354

LIABILITIES
Payable for:
  Investments purchased                                978
  Distributions                                         40
Payable to Advisor                                      10
Accrued :
  Deferred Trustees fees                                 3
Other                                                    5
                                               -----------
    Total Liabilities                                                1,036
                                                              ------------

NET ASSETS                                                        $ 34,318
                                                              ------------

Net asset value & redemption price per share -
Class A ($16,426/2,160)                                           $   7.60(a)
                                                              ------------
Maximum offering price per share - Class A
($7.60/0.9525)                                                    $   7.98(b)
                                                              ------------
Net asset value & offering price per share -
Class B ($17,387/2,286)                                           $   7.60(a)
                                                              ------------
Net asset value & offering price per share -
Class C ($505/66)                                                 $   7.60(a)
                                                              ------------

COMPOSITION OF NET ASSETS
Capital paid in                                                   $ 32,914
Overdistributed net investment income                                  (29)
Accumulated net realized loss                                         (747)
Net unrealized appreciation on:
  Investments                                                        2,164
  Open futures contracts                                                16
                                                              ------------
                                                                  $ 34,318
                                                              ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1999

(in thousands)
INVESTMENT INCOME
Interest                                                           $ 1,787

EXPENSES
Management fee                                       $ 167
Service fee                                             56
Distribution fee - Class B                             127
Distribution fee - Class C                               2
Transfer agent                                          51
Bookkeeping fee                                         27
Trustees fee                                             9
Custodian fee                                            3
Audit fee                                               18
Legal fee                                                6
Registration fee                                        15
Reports to shareholders                                  8
Amortization of deferred
  organization expenses                                  3
Other                                                    7
                                               -----------
                                                       499
Fees waived by the Advisor                             (97)
Fees waived by the Distributor - Class C                (1)
Custodian Credits Earned                                (3)            398
                                               -----------    ------------
       Net Investment Income                                         1,389
                                                              ------------
NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                          429
  Closed futures contracts                             140
                                               -----------
       Net Realized Gain                                               569
Net change in unrealized appreciation
  during the period on:
  Investments                                          176
  Open futures contracts                                 9
                                               -----------
       Net Change in Unrealized Appreciation                           185
                                                              ------------
           Net Gain                                                    754
                                                              ------------
Increase in Net Assets from Operations                             $ 2,143
                                                              ============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                      Year ended January 31
                                               ----------------------------
INCREASE (DECREASE) IN NET ASSETS                   1999           1998 (a)
Operations:
Net investment income                              $ 1,389         $ 1,584
Net realized gain                                      569             122
Net unrealized appreciation                            185           1,359
                                               -----------    ------------
    Net Increase from Operations                     2,143           3,065
Distributions:
From net investment income - Class A                  (753)           (839)
In excess of net investment income - Class A           (18)              -
From net investment income - Class B                  (661)           (744)
In excess of net investment income - Class B           (16)              -
From net investment income - Class C                   (10)             (2)
In excess of net investment income - Class C            (b)              -
                                               -----------    ------------
                                                       685           1,480
                                               -----------    ------------
Fund Share Transactions:
Receipts for shares sold - Class A                   1,709           1,398
Value of distributions reinvested - Class A            459             487
Cost of shares repurchased - Class A                (2,497)         (2,710)
                                               -----------    ------------
                                                      (329)           (825)
                                               -----------    ------------
Receipts for shares sold - Class B                   1,309           1,432
Value of distributions reinvested - Class B            352             368
Cost of shares repurchased - Class B                (1,968)         (2,630)
                                               -----------    ------------
                                                      (307)           (830)
                                               -----------    ------------
Receipts for shares sold - Class C                     369             171
Value of distributions reinvested - Class C              9               2
Cost of shares repurchased - Class C                   (56)              -
                                               -----------    ------------
                                                       322             173
                                               -----------    ------------
    Net Decrease from Fund
      Share Transactions                              (314)         (1,482)
                                               -----------    ------------
        Total Increase (Decrease)                      371              (2)

NET ASSETS
Beginning of period                                 33,947          33,949
                                               -----------    ------------
End of period (net of overdistributed
  and including undistributed net investment
  income of $29 and $35, respectively)            $ 34,318        $ 33,947
                                               ===========    ============

(a)   Class C shares were initially offered on August 1, 1997.
(b)   Rounds to less than one.

See notes to financial statements.

                    STATEMENT OF CHANGES IN NET ASSETS CONT.

                                                    Year ended January 31
                                               ----------------------------
(in thousands)                                     1999          1998 (a)
NUMBER OF FUND SHARES
Sold - Class A                                         228             193
Issued for distributions reinvested - Class A           61              67
Repurchased - Class A                                 (334)           (374)
                                               -----------    ------------
                                                       (45)           (114)
                                               -----------    ------------
Sold - Class B                                         175             198
Issued for distributions reinvested - Class B           47              50
Repurchased - Class B                                 (265)           (366)
                                               -----------    ------------
                                                       (43)           (118)
                                               -----------    ------------
Sold - Class C                                          49              23
Issued for distributions reinvested - Class C            1              (b)
Repurchased - Class C                                   (7)              -
                                               -----------    ------------
                                                        43              23
                                               -----------    ------------

(a)   Class C shares were initially offered on August 1, 1997.
(b)   Rounds to less than one.

See notes to financial statements.

                NOTES TO FINANCIAL NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1999

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: Colonial North Carolina Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal and North Carolina state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

                 Notes to Financial Statements/January 31, 1999
--------------------------------------------------------------------------------

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Deferred organization expenses: The Fund incurred $31,806 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and various states, and the initial public offering of its shares. These expenses were deferred and were amortized on a straight-line basis over five years.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                 Notes to Financial Statements/January 31, 1999
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

          Average Net Assets             Annual Fee Rate
          ------------------             ---------------
           First $2 billion                0.50%  0.55%
           Over $2 billion                 0.45%  0.45%

Bookkeeping fee: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent fee: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc., (the Distributor) a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended January 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $6,752 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $31,416, and none on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

            Valuation of shares                              Annual
        outstanding on the 20th of                            Fee
       each month which were issued                           Rate
       ----------------------------                           ----
        Prior to November 30, 1994                            0.10%
        On or after December 1, 1994                          0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                 Notes to Financial Statements/January 31, 1999
--------------------------------------------------------------------------------

Expense limits: The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets. Through October 31, 1998 the expense limit was 0.60% of the Fund's average net assets

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $2,559 of custodian fees have been reduced by balance credits applied during the year ended January 31, 1999. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such arrangements.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: During the year ended January 31, 1999, purchases and sales of investments, other than short-term obligations, were $8,492,928 and $8,763,194, respectively.

Unrealized appreciation (depreciation) at January 31,1999, based on cost of investments for both financial statement and federal income tax purposes was:

       Gross unrealized appreciation                    $ 2,177,272
       Gross unrealized depreciation                        (12,979)
                                                      -------------
           Net unrealized appreciation                  $ 2,164,293
                                                      =============

Capital loss carryforwards: At January 31, 1999, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                Year of                                Capital loss
              expiration                               carryforward
              ------------                            -------------
                 2004                                     $ 356,000
                 2005                                       124,000
                                                      -------------
                                                          $ 480,000
                                                      =============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                  Notes to Financial Statements/January 31,1999
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------
Other: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1999.

NOTE 5. RESULTS OF SPECIAL SHAREHOLDER MEETING (UNAUDITED)
--------------------------------------------------------------------------------
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 4,418,150 shares of beneficial interest. The votes cast at the Meeting were as follows:

                  Notes to Financial Statements/January 31,1999
--------------------------------------------------------------------------------

                                                                   Authority
                                                        For        Withheld
                                                        ---        --------
  To Elect a Board of Trustees:
       Robert J. Birnbaum                            2,730,155      80,060
       Tom Bleasdale                                 2,736,899      73,316
       John Carberry                                 2,737,795      72,420
       Lora S. Collins                               2,739,203      71,012
       James E. Grinnell                             2,729,962      80,253
       Richard W. Lowry                              2,737,850      72,365
       Salvatore Macera                              2,740,027      70,188
       William E. Mayer                              2,739,240      70,975
       James L. Moody, Jr.                           2,737,795      72,420
       John J. Neuhauser                             2,742,362      67,853
       Thomas E. Stitzel                             2,737,795      72,420
       Robert L. Sullivan                            2,737,721      72,494
       Anne-Lee Verville                             2,737,839      72,376

  To amend fundamental investment policies regarding borrowing and lending:

                     For                    Against            Abstain
                     ---                    -------            -------
                  2,047,733                 36,951             136,172

  To approve policies for a master fund/feeder fund structure:

                     For                    Against            Abstain
                     ---                    -------            -------
                  2,055,961                 35,109             129,784

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                           Year ended January 31
                                                -------------------------------------------
                                                                   1999
                                                  Class A         Class B         Class C
                                                -----------     -----------     -----------
Net asset value -
   Beginning of period                          $     7.450     $     7.450     $     7.450
                                                -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                             0.342           0.285           0.307(b)
Net realized and
  unrealized gain                                     0.164           0.164           0.164
                                                -----------     -----------     -----------
   Total from Investment
      Operations                                      0.506           0.449           0.471
                                                -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.348)         (0.292)         (0.314)
In excess of net
  investment income                                  (0.008)         (0.007)         (0.007)
                                                -----------     -----------     -----------
Total Distributions
  Declared to Shareholders                           (0.356)         (0.299)         (0.321)
                                                -----------     -----------     -----------
Net asset value -
  End of period                                 $     7.600     $     7.600     $     7.600
                                                ===========     ===========     ===========
Total return (e)(f)                                    6.98%           6.17%           6.49%
                                                ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                           0.81%           1.56%           1.26%(b)
Net investment income (h)                              4.55%           3.80%           4.10%(b)
Fees and expenses waived
  or borne by the Advisor (h)                          0.29%           0.29%           0.29%
Portfolio turnover                                       26%             26%             26%
Net assets at end
  of period (000)                               $    16,426     $    17,387     $       505

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:

                                                $     0.022     $     0.022     $     0.022

(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.

(c) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(d) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage agreements had an impact of 0.01% and $0.001 per share for the year ended January 31, 1999. The benefits derived for the years ended January 31, 1998 and 1997 had no impact.

(i)   Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

                             Year ended January 31
--------------------------------------------------------------------------------
                      1998                                    1997
      Class A        Class B        Class C   (c)    Class A        Class B
   ------------   ------------   ------------      -----------   ------------

        $ 7.120        $ 7.120        $ 7.350          $ 7.270        $ 7.270
   ------------   ------------   ------------      -----------   ------------

          0.373          0.319          0.168(d)         0.376          0.322

          0.327          0.327          0.100           (0.150)        (0.150)
   ------------   ------------   ------------      -----------   ------------

          0.700          0.646          0.268            0.226          0.172
   ------------   ------------   ------------      -----------   ------------

         (0.370)        (0.316)        (0.168)          (0.376)        (0.322)

              -              -              -                -              -
   ------------   ------------   ------------      -----------   ------------

         (0.370)        (0.316)        (0.168)          (0.376)        (0.322)
   ------------   ------------   ------------      -----------   ------------

        $ 7.450        $ 7.450        $ 7.450          $ 7.120        $ 7.120
   ============   ============   ============      ===========   ============
          10.10%          9.28%          3.69%(g)         3.29%          2.51%
   ============   ============   ============      ===========   ============

           0.49%          1.24%          0.96%(d)(i)      0.45%          1.20%
           5.11%          4.36%          4.55%(d)(i)      5.29%          4.54%

           0.64%          0.64%          0.63%(i)         0.66%          0.66%
             23%            23%            23%              38%            38%

        $16,425        $17,348        $   174          $16,522        $17,427

        $ 0.047        $ 0.047        $ 0.047          $ 0.047        $ 0.047

--------------------------------------------------------------------------------
1999 Federal Income Tax Information (unaudited)

All of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                         FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                               Year ended January 31
                                            ------------------------------------------------------------
                                                       1996                             1995
                                               Class A       Class B           Class A         Class B
                                            -----------    -----------       -----------     -----------
Net asset value -
   Beginning of period                         $  6.680       $  6.680          $  7.500        $  7.500
                                            -----------    -----------       -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                      0.386          0.334             0.396          0.345
Net realized and
  unrealized gain (loss)                          0.588          0.588            (0.822)         (0.822)
                                            -----------    -----------       -----------     -----------
   Total from Investment
      Operations                                  0.974          0.922            (0.426)         (0.477)
                                            -----------    -----------       -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                              (0.384)        (0.332)           (0.394)         (0.343)
                                            -----------    -----------       -----------     -----------
Net asset value -
   End of period                               $  7.270       $  7.270          $  6.680        $  6.680
                                            ===========    ===========       ===========     ===========
Total return  (b)(c)                              14.91%         14.07%            (5.55)%         (6.27)%
                                            ===========    ===========       ===========     ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                           0.33%(d)       1.08%(d)          0.12%           0.87%
Net investment
  income                                           5.47%(d)       4.72%(d)          5.83%           5.08%
Fees and expenses waived
  or borne by the
  Advisor                                          0.76%(d)       0.76%(d)          0.93%           0.93%
Portfolio turnover                                   34%            34%               37%             37%
Net assets at end
  of period (000)                              $ 15,813       $ 18,593          $ 14,189        $ 17,169

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:

                                               $  0.053       $  0.053          $  0.063        $  0.063

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody credits and directed brokerage agreements had no impact. Prior year's ratios are net of benefits received, if any.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
COLONIAL NORTH CAROLINA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial North Carolina Tax- Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
March 11, 1999

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .............press |1|

For account information ..............................................press |2|

To speak to a service representative .................................press |3|

For yield and total return information ...............................press |4|

For duplicate statements or new supply of checks .....................press |5|

To order duplicate tax forms and year-end statements .................press |6|

(February through May)

To review your options at any time during your call ..................press |*|

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Liberty Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial North Carolina Tax-Exempt Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial North Carolina Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial North Carolina Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and the most recent copy of Liberty Funds Distributor's Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds -- changed its name to Liberty Funds Services, Inc.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[LOGO] L I B E R T Y
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com            NC-02/681G-0199 (3/99) 99/293

--------------------------------------------------------------------------------